EXHIBIT 99.3


                        TERMINATION AGREEMENT AND RELEASE

         This TERMINATION AGREEMENT AND RELEASE (this "AGREEMENT") is made and entered into as of June 23, 2004 (the "EXECUTION DATE"), by and between FRANKLIN CAPITAL CORPORATION, a Delaware corporation (the "COMPANY") and STEPHEN L. BROWN, an individual ("BROWN").

                                    RECITALS

         WHEREAS, the Company and Brown have previously entered into: (i) that certain Employment Agreement dated as of May 1, 2000 (the "EMPLOYMENT AGREEMENT"); and (ii) that certain Severance Compensation Agreement dated as of May 1, 2000, as modified by certain resolutions adopted by the Board of Directors of the Company (the "BOARD") dated as of July 1, 2002 (the "SEVERANCE AGREEMENT" and, together with the Employment Agreement, the "EXISTING AGREEMENTS");

         WHEREAS, pursuant to the terms of the Existing Agreements, Brown currently serves as the Chairman of the Board and as the Company's Chief Executive Officer;

         WHEREAS, this Agreement is being entered into concurrently with that certain Letter of Understanding, dated as of even date herewith (the "LOU"), by and between the Company and Ault Glazer & Company Investment Management LLC ("AULT GLAZER"), as part of the Company's Restructuring Plan (as defined and described in the LOU);

         WHEREAS, in connection with the Restructuring Plan, the Company and Brown mutually desire that, as of the Separation Date (as defined below) and otherwise pursuant to the terms and conditions of this Agreement, Brown will voluntarily resign from his employment with the Company and from his position as an officer of the Company and a member of the Board; and

         WHEREAS, it is the further intention of the Company and Brown that this Agreement shall replace and supersede the Existing Agreements in all respects, and that the Existing Agreements shall become null and void on the Separation Date, as described more fully in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. SEPARATION DATE. The Company and Brown acknowledge and agree that Brown's final day of employment with the Company, and his service as an officer of the Company and as a member of the Board, shall be the date upon which the Company has received the Requisite Approvals (as defined in the LOU) of its stockholders with respect to the Stockholder Proposals (as defined in the LOU) set forth in Sections 2.1(a) and 2.1(b) of the LOU at the Stockholders' Meeting or Reconvened Stockholders' Meeting (each as defined in the LOU), as applicable (the "SEPARATION DATE"). On the Separation Date: (i) Brown shall resign from the Company, both as an employee and officer of the Company and as a member of the Board; and (ii) in addition to any other payment to be made pursuant to this Agreement, the Company will pay to Brown, subject to standard withholdings and deductions, any accrued base salary earned through the Separation Date.

2. TERMINATION OF EXISTING AGREEMENTS. The Company and Brown hereby acknowledge and agree that, as of and following the Separation Date: (i) the Existing Agreements shall be deemed terminated, superseded and replaced in their entireties by this Agreement; and (ii) neither the Company nor Brown shall have any rights, duties, obligations or liabilities under the Existing Agreements, which shall be deemed null and void and of no further force or effect; provided, however, that notwithstanding the termination of the Existing Agreements, nothing in this Agreement shall require Brown to forfeit any stock options he may now own or waive any existing rights he may have in any existing 401(k) or similar retirement employee benefit plan now maintained for his benefit by the Company. If the Separation Date shall not occur on or before October 31, 2004, then this Agreement shall become null and void and neither party shall have any rights or obligations hereunder, and Brown shall be entitled to voluntarily terminate his Employment Agreement as contemplated by Section 5.1(c) thereunder and, thereupon, shall be paid by the Company all amounts due to him as provided under the Existing Agreements, including, without limitation, the lump-sum payment required by Section 2(a) of the Severance Agreement

3.       SEVERANCE PAYMENTS.

         3.1 INITIAL PAYMENT. On the Separation Date, the Company shall pay to Brown cash in the amount of $250,000 (the "INITIAL PAYMENT")

         3.2 FINAL PAYMENT. Pursuant to the terms of this Section 3.2, on January 3, 2005 (the "FINAL PAYMENT DATE"), the Company shall pay to Brown, without set off or deduction, the sum of $843,750 (plus an additional amount, if any, to be determined by Ernst & Young LLP, not to exceed $75,000) together with interest thereon calculated at the applicable federal rate of interest per annum (the "FINAL PAYMENT" and, together with the Initial Payment, the "SEVERANCE PAYMENTS"). The Company's obligation to make the Final Payment shall be evidenced by a promissory note and, further in connection with the Company's obligation to make the Final Payment, the Company agrees to deposit on the Separation Date with the trustee (the "TRUSTEE") of a "Rabbi" trust or other security arrangement (the TRUST") 360,000 shares (the "EXCELSIOR SHARES") of capital stock of Excelsior Radio Networks, Inc. ("EXCELSIOR") beneficially owned by the Company as of the Separation Date. Between the Separation Date and the Final Payment Date (the "BALANCE PERIOD"), the Trustee shall be authorized and directed by the terms of the Trust to release such number of Excelsior Shares as the Company may direct in connection with any sale of such Excelsior Shares that the Company may effect, provided that the Company agrees that the net proceeds of any such sale shall be paid to Brown until such time as the aggregate amount of cash paid to Brown equals the Final Payment. On the Final Payment Date, the Trustee shall be authorized and directed by the terms of the Trust to release from the Trust and to pay to Brown from the Trust that number of Excelsior Shares (rounded to the nearest whole share) equal to a fraction, (i) the numerator of which shall be equal to the difference between the Final Payment and the cash proceeds previously paid to Brown and (ii) the denominator of which shall be $2.50. Following such payment to Brown, the Trustee shall be authorized and directed by the terms of the Trust to release from the Trust and to pay to the Company any Excelsior Shares then remaining in the Trust. The Company agrees to make good faith efforts to sell the Excelsior Shares at prevailing market conditions during the Balance Period.

         3.3 LIMITATION ON SEVERANCE PAYMENTS.

         (a) Notwithstanding anything to the contrary set forth herein, if any part of the Severance Payments, taken in combination with any other benefits payable to Brown pursuant to this Agreement (collectively, the "SEPARATION PAYMENTS") would, if paid, constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "CODE"), then such Separation Payments shall be payable to Brown only if the value of the Separation Payments, less the amount of any excise taxes payable under Code
Section 4999, and any similar or comparable taxes due in connection with such Separation Payments, is greater than the highest amount not constituting a "parachute payment" that could be paid to Brown in connection with this Agreement (the "ALTERNATIVE PAYMENT"); otherwise, only the Alternative Payment shall be payable to Brown. For purposes of this Section 3, the value of all payments or hypothetical payments to Brown, including, without limitation, the Separation Payments, shall be determined in accordance with Code Section 280G(d)(4) and any regulations issued thereunder.

         (b) The determination of the operation of Section 3.3, and of any reduction in the Severance Payments necessary as a result thereof, shall be made by Brown upon the reasonable advice of Brown's legal counsel or accountant; provided, however, that should the Internal Revenue Service determine at any time that any of the Separation Payments constitute a "parachute payment," then Brown agrees that he shall repay to the Company an amount sufficient at that time to prevent any of such Separation Payments from constituting a "parachute payment." In any case in which the Separation Payments are reduced or not provided to Brown on account of the operation of this Section 3.3, Brown shall select how the Separation Payments are to be reduced or not provided.

         (c) If the Company shall fail to pay or provide at any time any benefits under this Agreement or under any benefit plan, agreement or arrangement established, agreed to or contracted for by the Company for the benefit of or with Brown, Brown shall be entitled to consult with independent counsel, and the Company shall pay the reasonable fees and expenses of such counsel for Brown in advising him in connection therewith or in bringing any proceedings, or in defending any proceedings, involving the Brown's rights under this Agreement, such right to reimbursement to be immediate upon the presentment by Brown of written billings of such reasonable fees and expenses. Brown shall be entitled to interest at the "prime rate" established from time to time by the Bank of New York for any payments of such expenses, or any other payments following the Brown's termination of employment, that are overdue. Additionally, on the Separation Date, the Company shall reimburse Brown for his attorneys fees and expenses incurred in connection with execution and delivery of this Agreement and the review and negotiation of the LOU.

         (d) The Company shall have the right to withhold from all Separation Payments due to Brown hereunder all income and excise taxes required to be withheld by applicable law and regulations. Such payments shall be made through the Company's existing payroll agent.

4.       ADDITIONAL BENEFITS.

         4.1 CONTINUATION OF BENEFIT COVERAGE. The Company agrees that it shall continue, at its sole expense, for a period of three (3) years following the Separation Date, coverage for Brown and his wife under each of the Company's current "employee welfare benefit plans" (as such term is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended) at the levels of coverage in effect as of the Execution Date. Such coverage shall be provided at the expense of the Company to the extent that such coverage exists as of the Execution Date.

         4.2 COBRA. The Company and Brown acknowledge and agree that, to the extent that Brown is entitled by the Consolidated Omnibus Budget Reconciliation Act ("COBRA") to any continuation of health insurance or other benefits following the Separation Date, any such continuation shall be deemed to run concurrently with the continuation of Brown's coverage under the Company's "employee welfare benefit plans" pursuant to Section 4.1 above. Notwithstanding the foregoing, the Company shall provide Brown with a separate notice of his COBRA rights on the Separation Date.

5.       NEW YORK OFFICE.

         5.1 ASSIGNMENT OF NEW YORK LEASE. Following the Separation Date, the Company agrees that it shall use commercially reasonable efforts to cause all of its rights and obligations under the lease (the "NEW YORK LEASE") for the Company's offices located at 450 Park Avenue, New York, New York 10022 (the "NEW YORK OFFICE"), including, without limitation, any rights upon the termination of the New York Lease to receive the security deposit originally made by the Company in connection with the New York Lease, to be assigned and delegated to Brown; provided, however, that the Company and Brown acknowledge and agree that:
(i) any assignment or delegation of the Company's rights or obligations under the New York Lease shall be subject to the consent of the landlord for such New York Lease, if so provided by the terms of the New York Lease; and (ii) the Company shall have no obligation or liability under this Section 5.1 in the event that it is unable to obtain such landlord's consent to the assignment and delegation of the Company's rights and obligations under the New York Lease to Brown pursuant to this Agreement.

         5.2 OPTION TO BUY OFFICE ASSETS. Except as set forth in Section 5.3 below, Brown shall have the option, exercisable at any time during the period commencing with the Separation Date and ending ten (10) days thereafter (the "OPTION PERIOD"), to purchase from the Company any or all of the equipment, furnishings and/or fixtures present in the New York Office as of the Execution Date (each, an "OFFICE ASSET") for a purchase price equal in each case to the then-current book value of such Office Asset.

         5.3 OPTION TO BUY ARTWORK. Brown shall have the option, exercisable at any time during the Option Period, to purchase from the Company any or all of the pieces of artwork present in the New York Office as of the Execution Date (each, an "ARTWORK") for a purchase price equal in each case to the current value of such Artwork, as determined by a qualified appraiser mutually acceptable to Brown and the Company.

6.       COMPLETE RELEASE OF CLAIMS.

         6.1 RELEASE OF THE COMPANY. Effective as of the Separation Date, Brown irrevocably and unconditionally releases any and all Released Claims (as defined below) that Brown may now have against: (i) the Company; (ii) each of its current and former parents, subsidiaries, related companies, partnerships, or joint ventures; (iii) with respect to each of parties listed in the foregoing clauses "(i)" and "(ii)", such party's predecessors and successors; and (iv) with respect to each of the parties listed in the foregoing clauses "(i)", "(ii)" and "(iii)", all of such party's past, present, and future employees, officers, directors, stockholders, owners, representatives, assigns, attorneys, agents, insurers, employee benefit programs (and the trustees, administrators, fiduciaries and insurers of such programs), and any other persons acting by, through, under or in concert with any of such persons or entities and their successors (each, a "COMPANY RELEASED PARTY" and, collectively, the "COMPANY RELEASED Parties").

         6.2 RELEASE OF BROWN. Effective as of the Separation Date, the Company irrevocably and unconditionally releases any and all Released Claims that the Company may now have against Brown and each of his affiliates and their respective heirs, successors and assigns and any other persons acting by, through, under or in concert with any of such persons or entities and their successors (each, a "BROWN RELEASED PARTY" and, collectively, the "BROWN RELEASED PARTIES"). Each of the Company Released Parties and the Brown Released Parties are sometimes individually referred to herein as a "RELEASED PARTY" and collectively referred to herein as the "RELEASED PARTIES".

         6.3 RELEASED CLAIMS. For purposes of this Agreement, the term "RELEASED CLAIMS" shall include all known and unknown claims, promises, causes of action, or similar rights of any type ("CLAIMS") that a party may now have with respect to any Released Party, to the extent permitted by law. Each party expressly acknowledges and agrees that the Released Claims might arise under many different foreign, domestic, national, state, or local laws (including statutes, regulations, other administrative guidance, and common law doctrines), including, without limitation, the following:

          o ANTI-DISCRIMINATION STATUTES, such as the Age Discrimination in Employment Act (the "ADEA") and Executive Order 11,141, which prohibit age discrimination in employment; Title VII of the Civil Rights Act of 1964, Sections 1981 and 1983 of the Civil Rights Act of 1866, and Executive Order 11,246, which prohibit discrimination based on race, color, national origin, religion, or sex; the Equal Pay Act, which prohibits paying men and women unequal pay for equal work; the Americans With Disabilities Act and Sections 503 and 504 of the Rehabilitation Act of 1973, which prohibit discrimination based on disability; and any other federal, state, or local laws prohibiting discrimination, such as the New York State Human Rights Law and New York City Human Rights Law, which prohibit discrimination in employment.

          o FEDERAL EMPLOYMENT STATUTES, such as the WARN Act, which requires that advance notice be given of certain work force reductions; the Employee Retirement Income Security Act of 1974, which, among other things, protects employee benefits; the Fair Labor Standards Act of 1938, which regulates wage and hour matters; the Family and Medical Leave Act of 1993, which requires employers to provide leaves of absence under certain circumstances; and any other federal laws relating to employment, such as veterans' reemployment rights laws.

          o OTHER LAWS, such as any federal, state, or local laws providing workers' compensation benefits, mandating leaves of absence, restricting an employer's right to terminate employees, or otherwise regulating employment; any federal, state, or local law enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith; any other federal, state, or local laws providing recourse for alleged wrongful discharge, tort, physical or personal injury, emotional distress, fraud, negligent misrepresentation, defamation, and similar or related claims, and any other law, such as New York state labor and employment laws.

In connection with this Section 6, Brown expressly acknowledges that some examples of Released Claims include, without limitation: (i) Claims that in any way relate to or arose during Brown's employment with the Company, or the termination of such employment, such as Claims for compensation, bonuses, commissions, lost wages or unused accrued vacation or sick pay; (ii) Claims that in any way relate to the design or administration of any "employee welfare benefit plan" maintained by the Company; or (iii) any Claims to attorneys' fees or other indemnities (such as under the Civil Rights Attorneys' Fees Act), with respect to the Released Claims, except as expressly provided in this Agreement.

         6.4 UNKNOWN CLAIMS. Each party further expressly acknowledges that: (i) it has been advised and understands that the Released Claims may include Claims that it does not currently know about ("UNKNOWN CLAIMS"); (ii) it knowingly and voluntarily intends to grant the release of such Unknown Claims as Released Claims even though it recognizes that someday it might regret having done so; and (iii) it desires to assume the risk of releasing the Unknown Claims as Released Claims and acknowledges and agrees that the release set forth in this
Section 6 shall remain effective in all respects in any such case. With full understanding of the potential consequences of its actions, to the full extent permitted by law, each party expressly waives all rights it might have under any law that is intended to protect parties from waiving unknown claims such as the Unknown Claims; provided, however, that: (i) nothing in the release given by Brown under this Section 6 shall release (a) any vested rights Brown may have as of the Separation Date under any current "employee welfare benefit plans," (b) any rights Brown may have for indemnity or under any Company insurance policy maintained for the benefit of the Company's directors and officers or (c) any rights Brown may have under the Company's bylaws or certificate of incorporation; (ii) nothing in the release given by the Company under this
Section 6 shall release any Claims involving (a) any act of fraud perpetrated by any of the Brown Released Parties, (b) any violation by any of the Brown Released Parties of federal or state securities laws or (c) any breach by Brown of his duty of loyalty to the Company; and (iii) nothing in the release given by either party under this Section 6 shall release any Claim such party may have for the other party's breach of this Agreement.

         6.5 FURTHER RELEASES. On the Separation Date, Brown and Ault Glazer shall enter into a release in substantially the form attached hereto as EXHIBIT A.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BROWN. In connection with the terms and conditions set forth in this Agreement, Brown hereby represents, warrants and covenants to and for the benefit of the Company as follows:

         7.1 PURSUIT OF CLAIMS: (i) As of the Execution Date, Brown has not filed, initiated, or prosecuted (or caused to be filed, initiated or prosecuted); (ii) as of the Separation Date, Brown shall not have filed, initiated, or prosecuted (or caused to be filed, initiated or prosecuted); and
(iii) following the Separation Date, Brown shall not file, initiate or prosecute (or cause to be filed, initiated or prosecuted) any lawsuit, complaint, charge, action, compliance review, investigation or proceeding with respect to any Released Claim, whether as a named plaintiff, class member or otherwise. In the event of any such lawsuit, complaint, charge, action, compliance review, investigation or proceeding with respect to any Released Claim, Brown covenants that he shall request any administrative agency or other body assuming jurisdiction of any such lawsuit, complaint, charge, action, compliance review, investigation or proceeding to withdraw from the matter or dismiss it with prejudice. In the event that Brown is ever awarded or otherwise recovers any amount as to any Released Claim, Brown hereby acknowledges and agrees that the amount of the award or recovery shall be reduced by the amount of the Separation Payments, increased appropriately for the time value of money, using an interest rate of ten percent (10%) per annum. To the extent such a setoff is not effected, Brown agrees to pay, or assign to the Company Brown's right to receive, any amount that should have been set off pursuant to this Section 7.1. The Company and Brown acknowledge and agree that this Section 7.1 shall not apply to Claims arising under the ADEA to the extent, if any, prohibited by applicable law.

         7.2 COMPANY PROPERTY AND DEBTS. As of the Separation Date, Brown shall have returned to the Company all files, memoranda, documents, records, copies of the foregoing, Company-provided credit cards, keys, building passes, security passes, access or identification cards and any other property of the Company or any other Company Released Party that was in Brown's control. In addition, as of the Separation Date, Brown shall have cleared all expense accounts, repaid any and all outstanding debts to the Company or any other Company Released Party, paid all amounts owed on Company-provided credit cards or accounts (such as cell phone accounts) and canceled or personally assumed any such credit cards or accounts. Notwithstanding the foregoing, Brown shall have the right to continue to use the New York Office following the Separation Date until the end of the term of the New York Lease, provided that he pays all rent and additional rent that shall become due thereunder for such period. In such event, to the extent that access to the New York Office requires Company-provided credit cards, keys, building passes, security passes, access or identification cards and the like, Brown shall be entitled to retain the same. The Company agrees to promptly remove, at its expense, all of its files, memoranda, documents and other business records from the New York Office promptly following the Separation Date.

         7.3 TAXES. Brown acknowledges that he shall be responsible for paying any taxes due on the Separation Payments, or any portion thereof. Brown further acknowledges and agrees that he shall not make any claim against the Company or any other Company Released Party based on how the Company reports the Separation Payments to tax authorities.

         7.4 OWNERSHIP OF CLAIMS. As of the Execution Date, Brown has not assigned or transferred (or attempted to assign or transfer), and as of the Separation Date, Brown shall not have assigned or transferred (or have attempted to assign or transfer), any of the Released Claims to any third party.

         7.5 NO ADMISSION OF LIABILITY. Brown acknowledges that neither the Company nor any of the other Company Released Parties believes or has admitted that it has committed any wrongdoing with respect to Brown, and Brown agrees that at no time following the Execution Date shall he assert that the release of Released Claims contained in this Agreement constitutes an admission of wrongdoing by the Company or any other Company Released Party.

         7.6 NO DISPARAGEMENT OR HARM. At all times following the Execution Date, Brown agrees not to criticize, denigrate, or otherwise disparage the Company, any other Company Released Party or any of such entities' policies, practices or business conduct; provided, however, that nothing in this Section
7.6 shall be deemed to prohibit Brown from complying with any lawful subpoena or court order or taking any other actions affirmatively authorized by law.

         7.7 CONFIDENTIAL INFORMATION. Brown acknowledges that, during the term of his employment with the Company and as a result of his service as a member of the Board, he has gained knowledge of and had access to certain confidential and proprietary information of and relating to the Company and the other Company Released Parties (the "CONFIDENTIAL INFORMATION"). From and after the Execution Date, Brown agrees that he shall hold in trust and confidence all such Confidential Information and shall not disclose such Confidential Information to any third parties without the prior written consent of the Company; provided, however, that nothing in this Section 7.7 shall prohibit Brown from making any disclosures to the extent legally required, provided that he notifies the Company in advance of any such required disclosure and permits the Company to take all steps it deems to be appropriate to prevent or limit such disclosure. Without limiting the generality of the foregoing, Brown further acknowledges and agrees that he shall remain bound by any agreement with or policy of the Company or any other Company Released Party relating to the Confidential Information (or any portion thereof) or otherwise, to which he is subject as of the Execution Date.

         7.8 IMPLEMENTATION. Brown agrees that, at all times following the Execution Date, he shall sign any and all documents, certificates and other instruments, and take any and all other actions reasonably requested by the Company or any other Company Released Party, necessary to implement the terms of this Agreement.

         7.9 NO WRONGFUL ACTS. As of the Execution Date: (i) Brown has not suffered any discrimination on account of his age, sex, race, national origin, marital status, sexual orientation or any other protected status; (ii) none of the foregoing attributes has ever been an adverse factor used against him by any Company Released Party; (ii) Brown has not suffered any job-related wrongs or injuries for which he might still be entitled to compensation or relief, such as an injury for which he might receive a workers' compensation award in the future; and (iii) Brown has already been paid all wages, commissions, compensation, benefits, and other amounts that any Company Released Party has ever owed to him, except for the amounts or benefits expressly payable under the terms of this Agreement. In the performance of his duties for the Company, Brown has at all times complied with all applicable state and federal laws.

         7.10 ADEA CLAIMS. Brown acknowledges and agrees that, prior to the Execution Date, he was advised, as required by the ADEA that: (i) the release of the Released Claims pursuant to this Agreement does not apply to any Claims that may arise after he signs this Agreement; (ii) he had the right to consult, and should have consulted, with an attorney prior to executing this Agreement; (iii) he was entitled to a period of twenty-one (21) days to consider the release contained in this Agreement (although he may choose to voluntarily execute this release earlier); (d) he will have seven (7) days following the execution of this Agreement to revoke such Agreement; and (e) this Agreement will not be deemed effective until the eighth (8th) day after the Execution Date.

         7.11 CONFIDENTIALITY OF AGREEMENT. As of and following the Execution Date, Brown has not disclosed and will not disclose the underlying facts that led up to the settlement evidenced by this Agreement, or the terms, amount, or existence of that settlement or this Agreement, to anyone other than a member of his immediate family or his attorney or other professional advisor and, even as to such a person, only if the person agrees to honor this confidentiality requirement. Nothing in this Section 7.11 shall prohibit Brown from making any disclosures to the extent necessary legally to enforce this Agreement or otherwise legally required; provided, however, that Brown agrees to notify the Company in advance of any permitted or required disclosure pursuant to this
Section 7.11 and permit the Company to take all steps it deems to be appropriate to prevent or limit such disclosure.

8.        TRANSITION CONSULTING SERVICES. For a period not to exceed ninety
(90) days following the Separation Date, Brown agrees to provide to the Company such transition consulting services as are reasonably requested by a designee of the Board.

9.       MISCELLANEOUS.

         9.1 NOTICES. Any notices or other communications required or permitted hereunder shall be given to the appropriate party at the address of such party set forth on the signature page(s) hereto or at such other address as such party shall specify by ten (10) days advance written notice to the other party hereto. Such notice shall be in writing and shall be deemed given: (i) upon personal delivery; (ii) upon delivery by facsimile transmission with receipt confirmed if sent during normal business hours; if not, then on the next business day; (iii) if sent by certified or registered mail, postage prepaid, three (3) days after the date of mailing; or (iv) one (1) day after deposit with a nationally-recognized overnight courier, specifying next day delivery, with verification of receipt.

         9.2 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware as applied to contracts to be performed entirely within such state. Each party hereby irrevocably submits to the jurisdiction of the state and federal courts located in the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding may be brought in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
Section 9.2 and shall not be deemed to be a general submission to the jurisdiction of such court or in the State of Delaware other than for such purposes. The parties agree that irreparable damage would occur if any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Each party agrees that, following any breach or threatened breach by such party of any covenant or obligation contained in this Agreement, the other party shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Neither party shall be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or proceeding.

         9.3 SUCCESSORS AND ASSIGNS. This Agreement shall bind the heirs, personal representatives, successors, assigns, executors, and administrators of each party, and inures to the benefit of each party, its agents, directors, officers, employees, servants, heirs, successors and assigns.

         9.4 AMENDMENTS. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

         9.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         9.6 ENTIRE AGREEMENT. This Agreement, together with the exhibits hereto, constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

         9.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signature pages shall be effective as originals for all purposes hereunder.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Execution Date.


                                          COMPANY:

                                          FRANKLIN CAPITAL CORPORATION

                                           /s/ Hiram M. Lazar
                                          --------------------------------------
                                          HIRAM M. LAZAR
                                          Chief Financial Officer

                                          Address:    450 Park Avenue
                                                      New York, New York  10022





                                           /s/ Stephen L. Brown
                                          --------------------------------------
                                          STEPHEN L. BROWN


                                          Address:    450 Park Avenue
                                                      New York, New York  10022

                                    EXHIBIT A

                                     RELEASE

         THIS RELEASE (this "RELEASE") is being executed and delivered as of ___________, 2004, by and on behalf of AULT GLAZER & COMPANY INVESTMENT MANAGEMENT LLC ("AULT GLAZER") to and in favor of, and for the benefit of, STEPHEN L. BROWN, an individual ("BROWN"), and the other Released Parties (as defined below).

                                    RECITALS

         WHEREAS, Brown and Franklin Capital Corporation, a Delaware corporation (the "COMPANY"), have previously entered into that certain Termination and Release Agreement, dated as of June 22, 2004 (the "TERMINATION AGREEMENT"), pursuant to which Brown agreed to voluntarily resign from his employment with the Company and from his position as an officer of the Company and a member of the Company's Board of Directors, effective as of even date herewith; and

         WHEREAS, pursuant to Section 6.5 of the Termination Agreement, Ault Glazer is required to deliver this Release to Brown in connection with Brown's resignation from the Company pursuant to the terms and conditions of the Termination Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1.       RELEASE OF CLAIMS.

         1.1 RELEASE OF BROWN. Effective as of the date of this Release, Ault Glazer irrevocably and unconditionally releases any and all Released Claims (as defined below) that Ault Glazer may now have against Brown and each of his affiliates and their respective heirs, successors and assigns and any other persons acting by, through, under or in concert with any of such persons or entities and their successors (each, a "RELEASED PARTY" and, collectively, the "RELEASED PARTIES").

         1.2 RELEASED CLAIMS. For purposes of this Release, the term "RELEASED CLAIMS" shall include all known and unknown claims, promises, causes of action, or similar rights of any type ("CLAIMS") that Ault Glazer may now have with respect to any Released Party, to the extent permitted by law.

         1.3 UNKNOWN CLAIMS. Ault Glazer further expressly acknowledges that:
(i) it has been advised and understands that the Released Claims may include Claims that it does not currently know about ("UNKNOWN CLAIMS"); (ii) it knowingly and voluntarily intends to grant the release of such Unknown Claims as Released Claims even though it recognizes that someday it might regret having done so; and (iii) it desires to assume the risk of releasing the Unknown Claims as Released Claims and acknowledges and agrees that the release set forth in this Section 6 shall remain effective in all respects in any such case. With full understanding of the potential consequences of its actions, to the full extent permitted by law, Ault Glazer expressly waives all rights it might have under any law that is intended to protect parties from waiving unknown claims such as the Unknown Claims; provided, however, that nothing in this Release shall release any Claims involving: (i) any act of fraud perpetrated by any of the Released Parties; (ii) any violation by any of the Released Parties of federal or state securities laws; (iii) any breach by Brown of his duty of loyalty to the Company; or (iii) any breach by Brown of any term of this Release or the Termination Agreement.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF AULT GLAZER. In connection with the terms and conditions set forth in this Release, Ault Glazer hereby represents, warrants and covenants to and for the benefit of Released Parties as follows:

         2.1 PURSUIT OF CLAIMS: As of the date of this Release, Ault Glazer has not filed, initiated, or prosecuted (or caused to be filed, initiated or prosecuted), and following the date of this Release, Ault Glazer shall not file, initiate or prosecute (or cause to be filed, initiated or prosecuted) any lawsuit, complaint, charge, action, compliance review, investigation or proceeding with respect to any Released Claim, whether as a named plaintiff, class member or otherwise. In the event of any such lawsuit, complaint, charge, action, compliance review, investigation or proceeding with respect to any Released Claim, Ault Glazer covenants that it shall request any administrative agency or other body assuming jurisdiction of any such lawsuit, complaint, charge, action, compliance review, investigation or proceeding to withdraw from the matter or dismiss it with prejudice. In the event that Ault Glazer is ever awarded or otherwise recovers any amount as to any Released Claim, Ault Glazer hereby agrees to pay to Brown, or assign to Brown Ault Glazer's right to receive, any such amount.

         2.2 OWNERSHIP OF CLAIMS. As of the date of this Release, Ault Glazer has not assigned or transferred (or attempted to assign or transfer) any of the Released Claims to any third party.

         2.3 NO ADMISSION OF LIABILITY. Ault Glazer acknowledges that neither Brown nor any of the other Released Parties believes or has admitted that it has committed any wrongdoing with respect to Ault Glazer, and Ault Glazer agrees that at no time following the date of this Release shall it assert that the release of Released Claims contained in this Release constitutes an admission of wrongdoing by Brown or any other Released Party.

         2.4 NO DISPARAGEMENT OR HARM. At all times following the date of this Release, Ault Glazer agrees not to criticize, denigrate, or otherwise disparage Brown or any other Released Party or any of such Released Party's policies, practices or business conduct; provided, however, that nothing in this Section
2.4 shall be deemed to prohibit Ault Glazer from complying with any lawful subpoena or court order or taking any other actions affirmatively authorized by law.

         2.5 IMPLEMENTATION. Ault Glazer agrees that, at all times following the date of this Release, it shall sign any and all documents, certificates and other instruments, and take any and all other actions reasonably requested by Brown or any other Released Party, necessary to implement the terms of this Release.

         2.6 CONFIDENTIALITY OF RELEASE. As of and following the date of this Release, Ault Glazer has not disclosed and will not disclose the underlying facts that led up to the settlement evidenced by this Release, or the terms, amount, or existence of that settlement or this Release, to anyone other than its employees, agents and representatives and, even as to such parties, only if such parties agree to honor this confidentiality requirement. Nothing in this
Section 2.6 shall prohibit Ault Glazer from making any disclosures to the extent necessary legally to enforce this Release or otherwise legally required; provided, however, that Ault Glazer agrees to notify Brown in advance of any permitted or required disclosure pursuant to this Section 2.6 and permit Brown to take all steps it deems to be appropriate to prevent or limit such disclosure.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF BROWN.

         3.1 REPRESENTATIONS AND WARRANTIES FROM TERMINATION AGREEMENT. Brown hereby acknowledges and agrees that each of the representations and warranties he made to and for the benefit of the Company pursuant to the Termination Agreement shall be deemed incorporated by reference herein and made to and for the benefit of Ault Glazer.

         3.2 CONFIDENTIALITY OF RELEASE. As of and following the date of this Release, Brown has not disclosed and will not disclose the underlying facts that led up to the settlement evidenced by this Release, or the terms, amount, or existence of that settlement or this Release, to anyone other than a member of his immediate family or his attorney or other professional advisor and, even as to such a person, only if the person agrees to honor this confidentiality requirement. Nothing in this Section 3.2 shall prohibit Brown from making any disclosures to the extent necessary legally to enforce this Release or otherwise legally required; provided, however, that Brown agrees to notify Ault Glazer in advance of any permitted or required disclosure pursuant to this Section 3.2 and permit Ault Glazer to take all steps it deems to be appropriate to prevent or limit such disclosure.

4.       MISCELLANEOUS.

         4.1 NOTICES. Any notices or other communications required or permitted hereunder shall be given to the appropriate party at the address of such party set forth on the signature page(s) hereto or at such other address as such party shall specify by ten (10) days advance written notice to the other party hereto. Such notice shall be in writing and shall be deemed given: (i) upon personal delivery; (ii) upon delivery by facsimile transmission with receipt confirmed if sent during normal business hours; if not, then on the next business day; (iii) if sent by certified or registered mail, postage prepaid, three (3) days after the date of mailing; or (iv) one (1) day after deposit with a nationally-recognized overnight courier, specifying next day delivery, with verification of receipt.

         4.2 GOVERNING LAW. This Release shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware as applied to contracts to be performed entirely within such state. Each party hereby irrevocably submits to the jurisdiction of the state and federal courts located in the State of Delaware in any action, suit or proceeding arising in connection with this Release, and agrees that any such action, suit or proceeding may be brought in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 4.2 and shall not be deemed to be a general submission to the jurisdiction of such court or in the State of Delaware other than for such purposes. The parties agree that irreparable damage would occur if any of the provisions of this Release is not performed in accordance with its specific terms or is otherwise breached. Each party agrees that, following any breach or threatened breach by such party of any covenant or obligation contained in this Release, the other party shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Neither party shall be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or proceeding.

         4.3 SUCCESSORS AND ASSIGNS. This Release shall bind the heirs, personal representatives, successors, assigns, executors, and administrators of each party, and inures to the benefit of each party, its agents, directors, officers, employees, servants, heirs, successors and assigns.

         4.4 AMENDMENTS. No amendments or additions to this Release shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

         4.5 SEVERABILITY. If one or more provisions of this Release are held to be unenforceable under applicable law, each such provision shall be excluded from this Release and the balance of the Release shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         4.6 ENTIRE AGREEMENT. This Release, together with the exhibits hereto, constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

         4.7 COUNTERPARTS. This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signature pages shall be effective as originals for all purposes hereunder.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Release to be executed as of the date first written above.


                           AULT GLAZER & COMPANY INVESTMENT MANAGEMENT LLC

                            /s/ Milton Ault III
                           -----------------------------------------------------
                           MILTON "TODD" AULT III
                           Managing Partner


                           Address: 100 Wilshire Boulevard, 15th Floor Santa Monica, California 90401





                             /s/ Stephen L. Brown
                           -----------------------------------------------------
                           STEPHEN L. BROWN

                           Address:    450 Park Avenue
                                       New York, New York  10022